SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-02              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Greenpoint Mortgage Funding, Inc., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On August 26, 2002 distribution was made to the Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  August 28, 2002            By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 26, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                Statement to Certificate Holders
                                      August 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA      119,659,000.00   113,787,292.41    4,081,957.80      592,642.15   4,674,599.95    0.00            0.00      109,705,334.61
IIA     220,955,000.00   213,781,383.94    3,446,817.89    1,112,731.64   4,559,549.53    0.00            0.00      210,334,566.05
CB1      10,467,000.00    10,439,069.37        7,120.30       56,792.01      63,912.31    0.00            0.00       10,431,949.07
CB2       6,977,000.00     6,958,382.25        4,746.18       37,855.91      42,602.09    0.00            0.00        6,953,636.07
CB3       3,489,000.00     3,479,689.79        2,373.43       18,930.67      21,304.10    0.00            0.00        3,477,316.36
AR               50.00             0.00            0.00            0.00           0.00    0.00            0.00                0.00
CB4       2,020,000.00     2,014,609.74        1,374.13       10,960.15      12,334.28    0.00            0.00        2,013,235.61
CB5       1,652,000.00     1,647,591.72        1,123.79        8,963.45      10,087.24    0.00            0.00        1,646,467.93
CB6       2,020,629.55     2,015,237.61        1,374.56       10,963.56      12,338.12    0.00            0.00        2,013,863.05
TOTALS  367,239,679.55   354,123,256.83    7,546,888.08    1,849,839.54   9,396,727.62    0.00            0.00      346,576,368.75

IX      119,659,000.00   113,787,292.41            0.00       75,872.82      75,872.82    0.00            0.00      109,705,334.61
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA     22540VF23    950.92966187     34.11325350      4.95275867       39.06601217          916.81640838     IA       6.250000 %
IIA    22540VF31    967.53358802     15.59963744      5.03601023       20.63564767          951.93395058     IIA      6.245997 %
CB1    22540VF80    997.33155345      0.68026178      5.42581542        6.10607719          996.65129168     CB1      6.528399 %
CB2    22540VF98    997.33155368      0.68026086      5.42581482        6.10607568          996.65129282     CB2      6.528399 %
CB3    22540VG22    997.33155345      0.68026082      5.42581542        6.10607624          996.65129263     CB3      6.528399 %
AR     22540VF72      0.00000000      0.00000000      0.00000000        0.00000000            0.00000000     AR       6.250000 %
CB4    22540VG30    997.33155446      0.68026238      5.42581683        6.10607921          996.65129208     CB4      6.528399 %
CB5    22540VG48    997.33154964      0.68026029      5.42581719        6.10607748          996.65128935     CB5      6.528399 %
CB6    22540VG55    997.33155442      0.68026324      5.42581395        6.10607719          996.65129118     CB6      6.528399 %
TOTALS              964.28375404     20.55030679      5.03714507       25.58745186          943.73344725

IX     22540VF56    950.92966187      0.00000000      0.63407533        0.63407533          916.81640838     IX       0.800154 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                               August 26, 2002

Sec. 4.04(a)(i)                 Principal Remittance Amount (Total)                                             7,546,888.08
                                Group 1                                                                         4,089,248.44
                                Group 2                                                                         3,457,639.64

                                Scheduled Principal Payments (Total)                                              241,349.20
                                Group 1                                                                            96,250.37
                                Group 2                                                                           145,098.83

                                Principal Prepayments (Total)                                                   7,305,538.88
                                Group 1                                                                         3,992,998.07
                                Group 2                                                                         3,312,540.81

                                Repurchase Principal (Total)                                                            0.00
                                Group 1                                                                                 0.00
                                Group 2                                                                                 0.00

                                Substitution Amounts (Total)                                                            0.00
                                Group 1                                                                                 0.00
                                Group 2                                                                                 0.00

                                Net Liquidation Proceeds (Total)                                                        0.00
                                Group 1                                                                                 0.00
                                Group 2                                                                                 0.00

                                Insurance Proceeds (Total)                                                              0.00
                                Group 1                                                                                 0.00
                                Group 2                                                                                 0.00

                                Other Principal (Total)                                                                 0.00
                                Group 1                                                                                 0.00
                                Group 2                                                                                 0.00

Section 4.04(a)(v)              Beginning Number of Loans Outstanding (Total)                                          1,213
                                Group 1                                                                                  632
                                Group 2                                                                                  581

                                Beginning Aggregate Loan Balances (Total)                                     354,123,256.84
                                Group 1                                                                       123,112,655.00
                                Group 2                                                                       231,010,601.84

                                Ending Number of Loans Outstanding (Total)                                             1,191
                                Group 1                                                                                  618
                                Group 2                                                                                  573

                                Ending Aggregate Loan Balances (Total)                                        346,576,368.76
                                Group 1                                                                       119,023,406.56
                                Group 2                                                                       227,552,962.20

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                           0.00
                                Group 1                                                                                 0.00
                                Group 2                                                                                 0.00

                                Servicing Fees (Total, including PMI Fees)                                        174,415.40
                                Group 1                                                                            76,874.10
                                Group 2                                                                            97,541.30

                                Trust Administrator Fees (Total)                                                    1,475.51
                                Group 1                                                                               512.97
                                Group 2                                                                               962.54

                                Dividend Retained Interest (Group 1 only)                                           4,688.48

                                                -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                               August 26, 2002

Section 4.04(a)(viii)           Current Advances (Total)                                                                N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A

                                Outstanding Advances (Total)                                                            N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A


Section 4.04(a)(ix)     Delinquent Mortgage Loans

                        Group 1
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  6              1,015,292.04            0.85 %
                        2 Month                  5                175,033.34            0.15 %
                        3 Month                 17              4,275,869.47            3.59 %
                        Total                   28              5,466,194.85            4.59 %

                        Group 2
                                                                 Principal
                        Category                Number           Balance                Percentage
                        1 Month                 2                425,256.82             0.19 %
                        2 Month                 0                0.00                   0.00 %
                        3 Month                 0                0.00                   0.00 %
                        Total                   2                425,256.82             0.19 %

                        Group Totals
                                                                Principal
                        Category                Number          Balance                 Percentage
                        1 Month                  8              1,440,548.86            0.42 %
                        2 Month                  5                175,033.34            0.05 %
                        3 Month                 17              4,275,869.47            1.23 %
                        Total                   30              5,891,451.67            1.70 %
                        * Delinquent Bankruptcies are included in the table above.

                        Bankruptcies

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%
                        * Only Current Bankruptcies are reflected in the table above.

                        Foreclosures

                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                                      -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR8
                                        Statement to Certificate Holders
                                            August 26, 2002


Section 4.04(a)(x)      REO Properties


                        Group 1
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group 2
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

                        Group Totals
                        -------------------------------
                        Number          Principal Balance       Percentage
                           0                  0.00                  0.00%

Section 4.04(a)(xi)     Current Realized Losses                                                         0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00
                        Aggregate Realized Losses                                                       0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Section 4.04(a)(xii)    Weighted Average Term to Maturity (Deal)                                        352
                        Group 1                                                                         349
                        Group 2                                                                         354

                        Number of claims submitted under the PMI Policy                                   0
                        Total amount of claims submitted under the PMI Policy                          0.00
                        Number of claims paid under the PMI Policy                                        0
                        Total amount of claims paid under the PMI Policy                               0.00


                                     -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
